UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2018

Nexeon Medsystems Inc

(Exact name of registrant as specified in its charter)

Nevada	000-55655	81-0756622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1910 Pacific Avenue, Suite 20000 Dallas, Texas 75201 (Address of principal executive offices) (zip code) 844-919-9990
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 25, 2018, Nexeon Medsystems Inc. (the “Company”) filed a certificate of amendment (the “Amendment”) to its Articles of Incorporation with the Secretary of State of the State of Nevada in order to effectuate a reverse stock split of the Company’s issued and outstanding common stock, par value $0.001 per share. A copy of the Amendment is attached to this Current Report as Exhibit 3.1.

As previously disclosed on a Current Report on Form 8-K filed on May 17, 2018, on May 14, 2018, the stockholders of the Company approved the Amendment to effect a reverse split of Registrant’s issued and outstanding common stock at a ratio of not less than 1 for 2 and not more than 1 for 25, at any time prior to May 14, 2019, at the discretion of the Company’s Board of Directors.

On June 13, 2018, the Company’s Board of Directors authorized a reverse stock split at a ratio of 1 for 14, which took effect on June 28, 2018. As a result of the reverse stock split, every fourteen shares of the Company’s pre-reverse split common stock will be combined and reclassified into one share of the Company’s common stock. No fractional shares of common stock will be issued as a result of the reverse stock split. Stockholders who otherwise would be entitled to a fractional share shall receive the next higher number of whole shares.

The par value and other terms of Company’s common stock were not affected by the reverse stock split. The new CUSIP number of the Company’s post-reverse split common stock is 65342G203. The symbol of the Company’s common stock will trade with a “D” added, under the symbol “NXNND”, for the 20 business days beginning June 28, 2018 to designate that it is trading on a post-reverse split basis. Trading will resume under the symbol “NXNN” after the 20 day period has expired. The Company’s transfer agent, Equity Stock Transfer LLC, is acting as exchange agent for the reverse stock split and will send instructions to stockholders of record regarding the exchange of certificates for common stock, if any.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibits are filed herewith:

Exhibit 3.1	Certificate of Amendment to Articles of Incorporation dated June 25, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXEON MEDSYSTEMS INC

Dated: June 28, 2018	/s/ William Rosellini
William Rosellini
Chairman and Chief Executive Officer

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